Preferred Stock	12 Months Ended
Dec. 31, 2014
Preferred Stock [Abstract]
Preferred Stock
(13)	Preferred Stock

At December 31, 2014, the Company had 28,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the Preferred Stock) issued and outstanding with private investors.  The Company also had a warrant (the Warrant) to purchase up to 500,000 shares of the Company’s common stock outstanding with private investors.  Both the Preferred Stock and the Warrant originated in 2009 through transactions with the United States Department of the Treasury and were subsequently sold to the public through an auction process during 2013.

The Preferred Stock qualifies as Tier 1 capital and is nonvoting, other than class voting rights on certain matters that could adversely affect the Preferred Stock.  The Preferred Stock may be redeemed by the Company at the liquidation preference of $1,000 per share, plus any accrued and unpaid dividends.  The Warrant may be exercised on or before January 9, 2019 at an exercise price of $8.40 per share.  No voting rights may be exercised with respect to the shares of the Warrant until the Warrant has been exercised.

The Preferred Stock requires a cumulative cash dividend be paid quarterly at a rate of 9 percent per annum.  Prior to January 9, 2014 the annual dividend rate for the Preferred Stock was 5 percent.  Unpaid dividends on the Preferred Stock must be declared and set aside for the benefit of the holders of the Preferred Stock before any dividend may be declared on common stock.  On February 13, 2012, the Company announced the suspension of dividends on Preferred Stock.  On November 17, 2014, the Company reinstated dividend payments on the Preferred Stock and paid $5,492,749 of accumulated dividends in arrears to the holders of the Preferred Stock.